Exhibit 99.1

WHITEHOUSE ANALYTICAL LABORATORIES, LLC

Financial Statements as of and for the

Year ended December 31, 2014

And Independent Auditors’ Report

WHITEHOUSE ANALYTICAL LABORATORIES, LLC

TABLE OF CONTENTS

Page

INDEPENDENT AUDITORS’ REPORT	3

FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2014:

Balance Sheet	4

Statement of Operations and Members’ Equity	5

Statement of Cash Flows	6

Notes to Financial Statements	7–11

2

Independent Auditors’ Report

The Members

Whitehouse Analytical Laboratories, Inc.:

We have audited the accompanying financial statements of Whitehouse Analytical Laboratories, LLC, which comprise the balance sheet as of December 31, 2014, and the related statements of operations and members’ equity, and cash flows for the year ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair representation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair representation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair representation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Whitehouse Analytical Laboratories, LLC as of December 31, 2014, and the results of its operations and its cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.

Emphasis of a Matter

As discussed in note 8 to the accompanying financial statements, on December 15, 2015, Whitehouse Analytical Laboratories, LLC was acquired by Albany Molecular Research, Inc. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

February 26, 2016

3

WHITEHOUSE ANALYTICAL LABORATORIES, LLC

BALANCE SHEET

December 31, 2014

(in Dollars)

ASSETS

Current assets
Cash and cash equivalents	$526,660
Accounts receivable	1,491,605
Prepaid and other current assets	36,670
Total current assets	2,054,935
Property and equipment
Laboratory equipment	1,448,477
Leasehold improvements	184,630
Total	1,633,107
Less accumulated depreciation	947,572
Net property and equipment	685,535
Total assets	$2,740,470

LIABILITIES & MEMBERS EQUITY
Current liabilities
Deferred revenue	$73,340
Line of credit (note 2)	250,000
Note payable, current portion (note 3)	135,206
Equipment purchase obligations, current portion (note 4)	75,922
Total current liabilities	534,468
Long-term liabilities
Note payable, net of current portion (note 3)	287,974
Equipment purchase obligations, net of current portion (note 4)	191,441
Total liabilities	1,013,883
Members’ equity	1,726,587

Total liabilities & members’ equity	$2,740,470

See accompanying notes to financial statements

4

WHITEHOUSE ANALYTICAL LABORATORIES, LLC

STATEMENT OF OPERATIONS AND MEMBERS’ EQUITY

Year ended December 31, 2014

(in Dollars)

Revenue	$8,417,304

Cost of revenue	3,160,806
Selling, genereral & administrative	909,357
Total operating expenses	4,070,163

Income from operations	4,347,141

Other income (expense):
Interest expense	(31,850)
Interest income	2,694

Net income	$4,317,985

Members’ equity, beginning	590,296

Less members’ distributions	(3,181,694)

Members’ equity, ending	$1,726,587

See accompanying notes to financial statements

5

WHITEHOUSE ANALYTICAL LABORATORIES, LLC

STATEMENT OF CASH FLOWS

Year ended December 31, 2014

(in Dollars)

Cash flows from operating activities:
Net income	$4,317,985
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	134,817
Changes in operating assets and liabilities that provided (used) cash:
Accounts receivable	(425,759)
Prepaid and other current assets	(36,670)
Deferred revenue	73,340
Net cash provided by operating activities	4,063,713

Cash flows from investing activities:
Purchases of property and equipment	(545,036)
Net cash used in investing activities	(545,036)

Cash flows from financing activities:
Payment of bank overdrafts	(163,856)
Net borrowings under line of credit	250,000
Borrowings on equipment obligations	267,363
Payments on note payable	(163,830)
Members’ distributions	(3,181,694)
Net cash used in financing activities	(2,992,017)

Net change in cash and cash equivalents	526,660

Cash and cash equivalents, beginning of period	-

Cash and cash equivalents, end of period	$526,660

See accompanying notes to financial statements

6

WHITEHOUSE ANALYTICAL LABORATORIES, LLC

Notes to Financial Statements
As of and for the Year ended December 31, 2014

1.	Summary of Significant Accounting Policies

Nature of Business

Whitehouse Analytical Laboratories, LLC (the “Company”), a New Jersey limited liability company, is a quality control testing laboratory for pharmaceutical companies. The Company specializes in providing outsourced analytical testing and consulting services to meet the increasingly complex needs of the global pharmaceutical, biotechnology, medical device, and personal care industries. It offers a broad array of testing solutions for chemical/materials analysis (including microbiology), method development, validation and verification, containers, packaging, distribution, drug delivery systems (including medical devices), stability and production retains, and complaint management.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities, at the date of financial statements, and the reported amount of revenues and expenses during the reporting periods. Actual results may vary from these estimates.

Revenue Recognition

The Company recognizes revenue when: (1) persuasive evidence exists of an arrangement with the customer reflecting the terms and conditions under which services will be provided; (2) services have been provided; (3) the fee is fixed or determinable; and (4) collection is reasonably assured. For all revenue transactions, the Company considers a signed agreement, a binding purchase order or other similar documentation to be persuasive evidence of an arrangement. When performing lab testing, revenue is recognized when the results have been completed and provided to the customer. If technical services are being provided, revenue is recognized as services are performed.

Operating Expense

Cost of revenue includes direct labor and related benefit charges, other direct costs, shipping and handling fees, and an allocation of facility charges and information technology costs. Selling, general and administrative expenses consist primarily of administrative payroll and related benefit charges, advertising and promotional expenses, administrative travel and an allocation of facility charges and information technology costs. Cost of advertising is expensed as incurred.

7

Cash and Cash Equivalents

Cash equivalents are those investments that are readily convertible and have original maturities of three months or less. Bank overdrafts reflect the outstanding checks in excess of the individual bank balance.

Receivables

Management reviews outstanding receivable balance on a regular basis to assess the collectability of these balances, and records an allowance for doubtful accounts when necessary. The allowance and related accounts receivable are reduced when the account is deemed uncollectible. There have been no write-offs of customer accounts during the year ended December 31, 2014. The allowance of doubtful accounts reserve at December 31, 2014 is zero.

Property and Equipment

Property and equipment (consisting primarily of lab equipment and leasehold improvements) is recorded at historical cost and is depreciated using the straight-line method over their estimated useful lives. The useful life and depreciation method are reviewed periodically to ensure they are consistent with the anticipated pattern of future economic benefits. Expenditures for maintenance and repairs are charged to operations as incurred, while betterments are capitalized. Gains and losses on disposals are included in the results of operations. The estimated useful lives of the Company’s property and equipment are as follows: seven years for lab equipment and the lesser of the lease term or life of the asset for leasehold improvements. Depreciation expense for the year ended December 31, 2014 was $134,817.

The Company assesses the impairment of its property and equipment whenever events or changes in circumstances indicate that the carrying value for an asset or asset group may not be recoverable. Factors the Company considers important that could trigger an impairment review include, among others, the following:

• a significant change in the extent or manner in which a long-lived asset group is being used;

• a significant change in the business climate that could affect the value of a long-lived asset group; or

• a significant decrease in the market value of assets.

If the Company determines that the carrying value of long-lived assets may not be recoverable, based upon the existence of one or more of the above indicators of impairment, the Company compares the carrying value of the asset group to the undiscounted cash flows expected to be generated by the asset group. If the carrying value exceeds the undiscounted cash flows, an impairment charge is indicated. An impairment charge is recognized to the extent that the carrying amount of the asset group exceeds its fair value and will reduce only the carrying amounts of the long-lived assets.

Loss Contingencies

Loss contingencies are recorded as liabilities when it is probable that a liability has been incurred and the amount of the loss is reasonably estimable. Disclosure is required when there is a reasonable possibility that the ultimate loss will be material. Contingent liabilities are often resolved over long time periods. Estimating probable losses requires analyses that often depend on judgments about potential actions by third parties such as regulators. The Company will utilize third party subject matters experts to evaluate exposures and potential outcomes.

8

Income Taxes

The Company is organized as a limited liability company and has elected to be taxed as a partnership under federal and state income tax law, which provides that, in lieu of income taxes, the members separately account for their pro rata share of the Company’s income, deductions, losses, and credits. As a result of this election, no income taxes, other than minimum state filing requirements, have been recognized in the accompanying financial statements.

Management has evaluated the Company’s tax positions in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic No. 740 – Income Taxes regarding uncertain tax positions and concluded no adjustment to the financial statements is required.

Concentration of Credit Risk

Sales to one customer approximated 20% of the Company’s total revenue for the year ended December 31, 2014. Outstanding accounts receivable from this customer were $241,623 as of December 31, 2014.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board issued the converged standard on revenue recognition with the objective of providing a single, comprehensive model for all contracts with customers to improve comparability in the financial statements of companies reporting using International Financial Reporting Standards and U.S. GAAP. The standard contains principles that an entity must apply to determine the measurement of revenue and timing of when it is recognized. The underlying principle is that an entity must recognize revenue to depict the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. An entity can apply the revenue standard retrospectively to each prior reporting period presented (full retrospective method) or retrospectively with the cumulative effect of initially applying the standard recognized at the date of initial application in retained earnings. The revised revenue recognition standard will be effective for the company beginning January 1, 2018, with early adoption permitted for annual periods beginning after December 16, 2016. The Company is currently evaluating the expected impact of the standard.

2.	Line of Credit

In 2014, the Company entered a revolving line of credit agreement with a third-party institution in the amount of $400,000. The variable interest rate on the line of credit at December 31, 2014 was 5% and payable monthly. Outstanding borrowings on the line of credit at December 31, 2014 were $250,000. The line of credit was collateralized by the assets of the Company, and was guaranteed by the members of the Company.

On December 15, 2015, the outstanding balance on the line of credit was paid in full. The line of credit expired on December 31, 2015.

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3.	Note Payable

The Company held a note payable with a third-party institution with an amount due of $423,180 and fixed interest rate of 3.99%. Payments in the amount of $12,507 are due monthly, with the final payment due in December 2017. The note is collateralized by the assets of the Company.

The maturities of the note payable at December 31, 2014 were as follows:

2015	$135,206
2016	140,700
2017	147,274
$423,180

On December 15, 2015, the outstanding balance on the note payable was paid in full.

4.	Equipment Obligations

In December 2014, the Company entered separate equipment obligations to acquire three separate units of equipment. These obligations and their terms at December 31, 2014 are summarized as follows:

	Interest	Monthly
Date of Maturity	Rate	Payments	Amount Due
April 2017	0%	$1,670	$48,000
December 2017	0%	2,340	84,000
February 2019	5.1%	3,338	135,363
			$267,363

Imputed interest on the equipment obligations with zero percent interest was minimal.

The maturities of the equipment obligations at December 31, 2014 were as follows:

2015	$75,922
2016	83,063
2017	72,512
2018	29,232
2019	6,634
$267,363

The equipment obligations were paid in full in October and November 2015.

5.	Members’ Distributions

The Company made total distributions to its members in the amount of $3,181,694. These distributions were in the form of cash payments directly to its members, compensation and benefits to non-employed family members, and personal non-business related expenditures of the members.

10

6.	Lease Commitments

At December 31, 2014, the Company leased a facility under an agreement expiring on December 31, 2017. The rent for the leased facility was $13,800 monthly until expiration.

Effective January 1, 2016, the Company amended the lease agreement extending the term through December 31, 2018 with an option to renew the lease for an additional three years. The monthly rent under the amended lease is $15,450. If the option to renew is exercised, a one-time increase of 5% to the monthly lease payments would go into effect.

7.	Defined Contribution Plan

The Company sponsors a defined contribution plan which allows eligible employees to make contributions through salary reductions. Employees become eligible to participate in the plan after completion of three months of service. Employer matches to the plan are discretionary. There was no employer match made to the plan during the year ended December 31, 2014.

8.	Subsequent Events

On December 15, 2015, the members of the Company entered a LLC Interest Purchase Agreement with Albany Molecular Research Inc. (“AMRI”), to transfer their interest in the Company. At that time, the outstanding debt was paid in full and all assets were acquired and remaining liabilities assumed by AMRI.

11

WHITEHOUSE ANALYTICAL LABORATORIES, LLC

Financial Statements as of September 30, 2015 and

December 31, 2014 and for the nine-months ended

September 30, 2015 and 2014

(unaudited)

WHITEHOUSE ANALYTICAL LABORATORIES, LLC

TABLE OF CONTENTS

Page

FINANCIAL STATEMENTS (unaudited):

Balance Sheets as of September 30, 2015 and December 31, 2014	3

Statements of Operations for the nine months ended September 30, 2015 and 2014	4

Statements of Cash Flows for the nine months ended September 30, 2015 and 2014	5

Notes to Financial Statements	6–10

2

WHITEHOUSE ANALYTICAL LABORATORIES, LLC

BALANCE SHEETS

(Unaudited)

	September 30,	December 31,
	2015	2014

ASSETS

Current assets
Cash and cash equivalents	$992,012	$526,660
Accounts receivable	2,023,846	1,491,605
Prepaid and other current assets	100,606	36,670
Total current assets	3,116,464	2,054,935
Property and equipment
Laboratory equipment	1,563,013	1,448,477
Leasehold improvements	184,630	184,630
Total	1,747,643	1,633,107
Less accumulated depreciation	1,063,057	947,572
Net property and equipment	684,586	685,535
Total assets	$3,801,050	$2,740,470

LIABILITIES & MEMBERS EQUITY
Current liabilities
Accounts payable and accrued expenses	$334,953	$-
Deferred revenue	101,213	73,340
Line of credit	814,000	250,000
Note payable, current portion	139,306	135,206
Equipment purchase obligations, current portion	82,625	75,922
Total current liabilities	1,472,097	534,468
Long-term liabilities
Note payable, net of current portion	194,154	287,974
Equipment purchase obligations, current portion	129,269	191,441
Total liabilities	1,795,520	1,013,883
Members’ equity	2,005,530	1,726,587

Total liabilities & members’ equity	$3,801,050	$2,740,470

See accompanying notes to financial statements

3

WHITEHOUSE ANALYTICAL LABORATORIES, LLC

STATEMENTS OF OPERATIONS

(unaudited)

	Nine Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2015	2014

Revenue	$7,910,257	$6,313,735

Cost of revenue	2,822,789	2,195,411
Selling, genereral & administrative	763,574	632,275
Total operating expenses	3,586,363	2,827,686

Income from operations	4,323,894	3,486,049

Interest expense	(24,686)	(23,888)

Net income	$4,299,208	$3,462,161

See accompanying notes to financial statements

4

WHITEHOUSE ANALYTICAL LABORATORIES, LLC

STATEMENTS OF CASH FLOWS

(unaudited)

	Nine Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2015	2014

Cash flows from operating activities:
Net income	$4,299,208	$3,462,161
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	115,485	77,316
Changes in operating assets & liabilities that (used) provided cash:
Accounts receivable	(532,241)	(558,482)
Prepaid and other current assets	(63,936)	(86,447)
Accounts payable and accrued expenses	334,953	318,707
Deferred revenue	27,872	73,340
Net cash provided by operating activities	4,181,341	3,286,595

Cash flows from investing activities:
Purchases of property and equipment	(114,536)	(102,118)
Net cash used in investing activities	(114,536)	(102,118)

Cash flows from financing activities:
Payments on bank overdraft	-	(163,856)
Net borrowings under lines of credit	564,000	250,000
Payments on note payable	(89,720)	(130,848)
Payments on equipment purchase obligations	(55,468)	-
Members’ distributions	(4,020,265)	(2,389,822)
Net cash used in financing activities	(3,601,453)	(2,434,526)

Net change in cash and cash equivalents	465,352	749,951

Cash and cash equivalents, beginning of period	526,660	-

Cash and cash equivalents, end of period	$992,012	$749,951

See accompanying notes to financial statements

5

WHITEHOUSE ANALYTICAL LABORATORIES, LLC

Notes to the Financial Statements (unaudited)

1.	Summary of Significant Accounting Policies

Nature of Business

Whitehouse Analytical Laboratories, LLC (the “Company”), a New Jersey limited liability company, is a quality control testing laboratory for pharmaceutical companies. The Company specializes in providing outsourced analytical testing and consulting services to meet the increasingly complex needs of the global pharmaceutical, biotechnology, medical device, and personal care industries. It offers a broad array of testing solutions for chemical/materials analysis (including microbiology), method development, validation and verification, containers, packaging, distribution, drug delivery systems (including medical devices), stability and production retains, and complaint management.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosures of contingent assets and liabilities, at the date of financial statements, and the reported amount of revenues and expenses during the reporting periods. Actual results may vary from these estimates.

Revenue Recognition

The Company recognizes revenue when: (1) persuasive evidence exists of an arrangement with the customer reflecting the terms and conditions under which services will be provided; (2) services have been provided; (3) the fee is fixed or determinable; and (4) collection is reasonably assured. For all revenue transactions, the Company considers a signed agreement, a binding purchase order or other similar documentation to be persuasive evidence of an arrangement. When performing lab testing, revenue is recognized when the results have been completed and provided to the customer. If technical services are being provided, revenue is recognized as services are performed.

Operating Expense

Cost of revenue includes direct labor and related benefit charges, other direct costs, shipping and handling fees, and an allocation of facility charges and information technology costs. Selling, general and administrative expenses consist primarily of administrative payroll and related benefit charges, advertising and promotional expenses, administrative travel and an allocation of facility charges and information technology costs. Cost of advertising is expensed as incurred.

6

Cash and Cash Equivalents

Cash equivalents are those investments that are readily convertible and have original maturities of three months or less.

Receivables

Management reviews outstanding receivable balance on a regular basis to assess the collectability of these balances, and records an allowance for doubtful accounts when necessary. The allowance and related accounts receivable are reduced when the account is deemed uncollectible. There have been no write-offs of customer accounts during the nine-months ended September 30, 2015 and 2014. The allowance of doubtful accounts reserve at September 30, 2015 and December 31, 2014 is zero.

Property and Equipment

Property and equipment (consisting primarily of lab equipment and leasehold improvements) is recorded at historical cost and is depreciated using the straight-line method over their estimated useful lives. The useful life and depreciation method are reviewed periodically to ensure they are consistent with the anticipated pattern of future economic benefits. Expenditures for maintenance and repairs are charged to operations as incurred, while betterments are capitalized. Gains and losses on disposals are included in the results of operations. The estimated useful lives of the Company’s property and equipment are as follows: seven years for lab equipment and the lesser of the lease term or life of the asset for leasehold improvements. Depreciation expense for the nine-months ended September 30, 2015 and 2014 was $115,485 and $77,316, respectively.

The Company assesses the impairment of its property and equipment whenever events or changes in circumstances indicate that the carrying value of an asset or asset group may not be recoverable. Factors the Company considers important that could trigger an impairment review include, among others, the following:

• a significant change in the extent or manner in which a long-lived asset group is being used;

• a significant change in the business climate that could affect the value of a long-lived asset group; or

• a significant decrease in the market value of assets.

If the Company determines that the carrying value of long-lived assets may not be recoverable, based upon the existence of one or more of the above indicators of impairment, the Company compares the carrying value of the asset group to the undiscounted cash flows expected to be generated by the asset group. If the carrying value exceeds the undiscounted cash flows, an impairment charge is indicated. An impairment charge is recognized to the extent that the carrying amount of the asset group exceeds its fair value and will reduce only the carrying amounts of the long-lived assets.

Loss Contingencies

Loss contingencies are recorded as liabilities when it is probable that a liability has been incurred and the amount of the loss is reasonably estimable. Disclosure is required when there is a reasonable possibility that the ultimate loss will be material. Contingent liabilities are often resolved over long time periods. Estimating probable losses requires analyses that often depend on judgments about potential actions by third parties such as regulators. The Company will utilize third party subject matters experts to evaluate exposures and potential outcomes.

7

Income Taxes

The Company is organized as a limited liability company and has elected to be taxed as a partnership under federal and state income tax law, which provides that, in lieu of income taxes, the members separately account for their pro rata share of the Company’s income, deductions, losses, and credits. As a result of this election, no income taxes, other than minimum state filing requirements, have been recognized in the accompanying financial statements.

Management has evaluated the Company’s tax positions in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic No. 740 – Income Taxes regarding uncertain tax positions and concluded no adjustment to the financial statements is required.

Concentration of Credit Risk

Sales to one customer approximated 8% and 21% of the Company’s total revenue for the nine-months ended September 30, 2015 and 2014, respectively. Outstanding accounts receivable from this customer was $141,162 and $241,623 as of September 30, 2015 and December 31, 2014, respectively.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board issued the converged standard on revenue recognition with the objective of providing a single, comprehensive model for all contracts with customers to improve comparability in the financial statements of companies reporting using International Financial Reporting Standards and U.S. GAAP. The standard contains principles that an entity must apply to determine the measurement of revenue and timing of when it is recognized. The underlying principle is that an entity must recognize revenue to depict the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. An entity can apply the revenue standard retrospectively to each prior reporting period presented (full retrospective method) or retrospectively with the cumulative effect of initially applying the standard recognized at the date of initial application in retained earnings. The revised revenue recognition standard will be effective for the company beginning January 1, 2018, with early adoption permitted for annual periods beginning after December 16, 2016. The Company is currently evaluating the expected impact of the standard.

2.	Line of Credit

The Company had two separate line of credit agreements with a third-party institution. The first agreement was a revolving line of credit. The total amount available under the revolving line of credit was $400,000, of which $314,000 and $250,000 were outstanding at September 30, 2015 and December 31, 2014. The variable rate of interest on the revolving line of credit was 5.0%, at both September 30, 2015 and December 31, 2014, respectively. The revolving line of credit was collateralized by the assets of the Company, and guaranteed by the members of the Company.

In addition, the Company entered a non-revolving line of credit with a third-party institution in the amount of $500,000 on June 5, 2015. The amount available under the non-revolving line of credit is reduced when payments are made. The interest rate was based on the bank’s prime rate, which was 2.99% at September 30, 2015. Interest was due and payable monthly. The non-revolving line of credit was also collateralized by the assets of the Company. Under the non-revolving line of credit, a debt service coverage ratio of at least 1.15 to 1.0 was required. The Company was in compliance with the debt covenant at September 30, 2015.

8

On December 15, 2015, the outstanding balances on both of these lines of credit were paid in full. The lines of credit have also expired.

3.	Note Payable

The Company held a note payable with a third-party institution with an amount due of $333,460 and $423,180 as of September 30, 2015 and December 31, 2014, respectively. The interest rate was fixed at 3.99%. Payments in the amount of $12,507 are due monthly, with the final payment due in December 2017. The note is collateralized by the assets of the Company.

The maturities of the note payable at September 30, 2015 were as follows:

2015	$45,486
2016	140,700
2017	147,274
$333,460

On December 15, 2015, the outstanding balance on the note payable was paid in full.

4.	Equipment Obligations

The Company had three separate equipment obligations used to acquire equipment. These obligations and their terms at September 30, 2015 and December 31, 2014 are summarized as follows:

			Balance as of	Balance as of
	Interest	Monthly	September	December 31,
Date of Maturity	Rate	Payments	30, 2015	2014
April 2017	0%	$1,670	$32,970	$48,000
December 2017	0%	2,340	62,940	84,000
February 2019	5.1%	3,338	115,984	135,363
			$211,894	$267,363

Imputed interest on the equipment obligations with zero percent interest was minimal.

The maturities of the equipment obligations at September 30, 2015 were as follows:

2015	$20,454
2016	83,063
2017	72,512
2018	29,232
2019	6,633
$211,894

The equipment obligations were paid in full in October and November 2015.

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5.	Members’ Distributions

The Company made total distributions to its members in the amount of $4,020,265 and $2,389,822 for the nine-month periods ended September 30, 2015 and 2014. These distributions were in the form of cash payments directly to its members, compensation and benefits to non-employed family members, and personal non-business related expenditures.

6.	Lease Commitments

At December 31, 2014, the Company leased a facility under an agreement expiring on December 31, 2017. The rent for the leased facility was $13,800 monthly until expiration.

Effective January 1, 2016, the Company amended the lease agreement extending the term through December 31, 2018 with an option to renew the lease for an additional three years. The monthly rent under the amended lease is $15,450. If the option to renew is exercised, a one-time increase of 5% to the monthly lease payments would go into effect.

7.	Defined Contribution Plan

The Company sponsors a defined contribution plan which allows eligible employees to make contributions through salary reductions. Employees become eligible to participate in the plan after completion of three months of service. Employer matches to the plan are discretionary. There was no employer match made to the plan during the nine months ended September 30, 2015 or 2014.

8.	Subsequent Events

On December 15, 2015, the members of the Company entered a LLC Interest Purchase Agreement with Albany Molecular Research Inc. (“AMRI”), to transfer their interest in the Company. At that time, the outstanding debt was paid in full and all assets were acquired and remaining liabilities assumed by AMRI.

10